A
d
v
a
n
c
e
d

I
D

A
n
n
o
u
n
c
e
s

B
r
e
a
k
t
h
r
o
u
g
h

i
n

C
h
i
n
a

f
o
r

R
F
I
D

T
i
r
e

T
a
g
O
r
d
e
r

P
l
a
c
e
d

f
o
r

2

M
i
l
l
i
o
n

T
a
g
s

f
r
o
m

A
d
v
a
n
c
e
d

I
D
;

M
e
s
n
a
c
/
S
a
i
L
u
n

o
f

C
h
i
n
a

t
o

B
e
c
o
m
e
s

W
o
r
l
d
'
s

F
i
r
s
t

T
i
r
e

M
a
n
u
f
a
c
t
u
r
e
r

t
o

E
m
b
e
d

R
F
I
D

T
a
g
s

i
n

C
o
m
m
e
r
c
i
a
l

T
r
u
c
k

L
i
n
e

C
o
m
p
a
n
i
e
s

t
o

M
a
r
k
e
t

T
i
r
e
s

a
t

M
a
j
o
r

I
n
d
u
s
t
r
y

E
v
e
n
t

i
n

C
h
i
n
a

C
a
l
g
a
r
y
,

A
B

-

A
p
r
i
l

2
,

2
0
0
8

-
-

A
d
v
a
n
c
e
d

I
D

C
o
r
p
o
r
a
t
i
o
n

(
O
T
C
B
B
:

A
I
D
O
)
,

a

l
e
a
d
i
n
g

d
e
v
e
l
o
p
e
r

o
f

r
a
d
i
o

f
r
e
q
u
e
n
c
y

i
d
e
n
t
i
f
i
c
a
t
i
o
n

(
"
R
F
I
D
"
)

t
e
c
h
n
o
l
o
g
y

f
o
r

l
i
v
e
s
t
o
c
k

t
r
a
c
k
i
n
g
,

p
e
t

r
e
c
o
v
e
r
y

a
n
d

s
u
p
p
l
y

c
h
a
i
n

a
p
p
l
i
c
a
t
i
o
n
s

f
o
c
u
s
i
n
g

o
n

t
h
e

t
i
r
e

m
a
n
a
g
e
m
e
n
t

i
n
d
u
s
t
r
y
,

t
o
d
a
y

a
n
n
o
u
n
c
e
d

a

m
a
j
o
r

b
r
e
a
k
t
h
r
o
u
g
h

f
o
r

t
h
e

a
d
o
p
t
i
o
n

o
f

i
t
s

R
F
I
D

t
i
r
e

t
a
g

p
r
o
d
u
c
t
s
,

t
h
e

i
n
d
u
s
t
r
y
'
s

m
o
s
t

a
d
v
a
n
c
e
d

p
l
a
t
f
o
r
m

f
o
r

i
d
e
n
t
i
f
i
c
a
t
i
o
n

a
n
d

t
r
a
c
k
i
n
g

o
f

t
i
r
e
s
..

I
n

a

s
i
g
n
i
f
i
c
a
n
t

d
e
v
e
l
o
p
m
e
n
t
,

Q
i
n
g
d
a
o

M
e
s
n
a
c

C
o
..
,

L
t
d
..

(
"
M
e
s
n
a
c
"
)
,

a

l
e
a
d
i
n
g

C
h
i
n
e
s
e

t
i
r
e

p
r
o
d
u
c
t
i
o
n

e
q
u
i
p
m
e
n
t

a
n
d

s
o
f
t
w
a
r
e

m
a
k
e
r

w
i
t
h

s
i
g
n
i
f
i
c
a
n
t

t
i
r
e

m
a
n
u
f
a
c
t
u
r
i
n
g

o
p
e
r
a
t
i
o
n
s
,

h
a
s

b
e
c
o
m
e

t
h
e

w
o
r
l
d
'
s

f
i
r
s
t

t
i
r
e

m
a
n
u
f
a
c
t
u
r
e
r

t
o

c
o
m
m
i
t

t
o

e
m
b
e
d
d
i
n
g

A
d
v
a
n
c
e
d

I
D
'
s

R
F
I
D

t
i
r
e

t
a
g
s

i
n

a

c
o
m
m
e
r
c
i
a
l

t
r
u
c
k

l
i
n
e
..



M
e
s
n
a
c

h
a
s

a
g
r
e
e
d

t
o

p
u
r
c
h
a
s
e

a

m
i
n
i
m
u
m

o
f

2

m
i
l
l
i
o
n

R
F
I
D

t
i
r
e

t
a
g
s

a
n
d

a

q
u
a
n
t
i
t
y

o
f

R
F
I
D

r
e
a
d
e
r
s

f
r
o
m

A
d
v
a
n
c
e
d

I
D
..


M
e
s
n
a
c

h
a
d

p
r
e
v
i
o
u
s
l
y

p
u
r
c
h
a
s
e
d

a

l
i
m
i
t
e
d

q
u
a
n
t
i
t
y

o
f

1
0
0
,
0
0
0

R
F
I
D

t
a
g
s
,

w
h
i
c
h

w
e
r
e

t
o

b
e

u
s
e
d

f
o
r

t
e
s
t
i
n
g

p
u
r
p
o
s
e
s
..


A
d
v
a
n
c
e
d

I
D
'
s

t
i
r
e

t
a
g
s

h
a
v
e

b
e
e
n

u
s
e
d

b
y

M
e
s
n
a
c

i
n

t
r
u
c
k

a
n
d

b
u
s

t
i
r
e
s

a
s

w
e
l
l

a
s

p
a
s
s
e
n
g
e
r

v
e
h
i
c
l
e

t
i
r
e
s
..


A
s

a

p
o
w
e
r
f
u
l

f
o
r
c
e

i
n

t
h
e

C
h
i
n
e
s
e

t
i
r
e

m
a
r
k
e
t
,

M
e
s
n
a
c

i
n
t
e
n
d
s

t
o

l
o
b
b
y

f
o
r

w
i
d
e
s
p
r
e
a
d

a
d
o
p
t
i
o
n

o
f

R
F
I
D

t
e
c
h
n
o
l
o
g
y

f
o
r

u
s
e

i
n

a
l
l

t
i
r
e
s

d
r
i
v
e
n

i
n

o
r

m
a
d
e

i
n

C
h
i
n
a
..

"
T
o
d
a
y
'
s

a
n
n
o
u
n
c
e
m
e
n
t

m
a
r
k
s

t
w
o

v
e
r
y

i
m
p
o
r
t
a
n
t

m
i
l
e
s
t
o
n
e
s

f
o
r

A
d
v
a
n
c
e
d

I
D
,
"

s
a
i
d

D
a
n

F
i
n
c
h
,

P
r
e
s
i
d
e
n
t

a
n
d

C
E
O

o
f

A
d
v
a
n
c
e
d

I
D
..

"
M
e
s
n
a
c
,

o
n
e

o
f

t
h
e

f
a
s
t
e
s
t

g
r
o
w
i
n
g

a
n
d

m
o
s
t

t
e
c
h
n
o
l
o
g
i
c
a
l
l
y

a
d
v
a
n
c
e
d

m
e
m
b
e
r
s

o
f

t
h
e

C
h
i
n
e
s
e

t
i
r
e

m
a
r
k
e
t
,

i
s

t
h
e

f
i
r
s
t

c
o
m
m
e
r
c
i
a
l

t
r
u
c
k

t
i
r
e

c
o
m
p
a
n
y

i
n

A
s
i
a

t
o

a
d
o
p
t

o
u
r

R
F
I
D

t
a
g
s

f
o
r

u
s
e

i
n

o
n
e

o
f

t
h
e
i
r

t
i
r
e

p
r
o
d
u
c
t
i
o
n

l
i
n
e
s
..


A
t

a

t
i
m
e

w
h
e
n

f
l
e
e
t

m
a
n
a
g
e
r
s

a
n
d

t
r
u
c
k

t
i
r
e

d
i
s
t
r
i
b
u
t
o
r
s

g
l
o
b
a
l
l
y

a
r
e

s
e
e
k
i
n
g

n
e
w

w
a
y
s

f
o
r

i
m
p
r
o
v
i
n
g

t
h
e

m
a
n
a
g
e
m
e
n
t

o
f

t
h
e
i
r

t
i
r
e

a
s
s
e
t
s
,

w
e

c
o
m
m
e
n
d

M
e
s
n
a
c

f
o
r

i
t
s

s
u
p
p
o
r
t

o
f

t
h
e

i
n
d
u
s
t
r
y

a
n
d

i
t
s

c
o
m
m
i
t
m
e
n
t

t
o

m
e
e
t
i
n
g

c
u
s
t
o
m
e
r

d
e
m
a
n
d
s
..

W
i
t
h

m
a
n
y

o
f

t
h
e

w
o
r
l
d
'
s

l
a
r
g
e
s
t

t
i
r
e

m
a
n
u
f
a
c
t
u
r
e
r
s

w
o
r
k
i
n
g

w
i
t
h

A
d
v
a
n
c
e
d

I
D
,

w
e

b
e
l
i
e
v
e

M
e
s
n
a
c
'
s

f
i
r
s
t
-
m
o
v
e
r

s
t
a
t
u
s

w
i
l
l

s
e
r
v
e

a
s

a

c
a
t
a
l
y
s
t

f
o
r

b
r
o
a
d
e
r

a
d
o
p
t
i
o
n

o
f

o
u
r

t
i
r
e

t
a
g
s
..

"
A
n
o
t
h
e
r

m
i
l
e
s
t
o
n
e

a
c
h
i
e
v
e
d

t
h
r
o
u
g
h

t
h
e

a
g
r
e
e
m
e
n
t

w
i
t
h

M
e
s
n
a
c

i
s

t
h
a
t

i
t

i
s

t
h
e

f
i
r
s
t

q
u
a
n
t
i
t
y

p
r
o
d
u
c
t
i
o
n

c
o
n
t
r
a
c
t

i
n

C
h
i
n
a

f
o
r

A
d
v
a
n
c
e
d

I
D
'
s

R
F
I
D

t
i
r
e

t
a
g

s
o
l
u
t
i
o
n
..


C
h
i
n
a

i
s

a

m
a
r
k
e
t

t
h
a
t

A
d
v
a
n
c
e
d

I
D

i
s

d
e
e
p
l
y

c
o
m
m
i
t
t
e
d

t
o

a
s

w
e

b
e
l
i
e
v
e

i
t

r
e
p
r
e
s
e
n
t
s

f
e
r
t
i
l
e

g
r
o
u
n
d

f
o
r

R
F
I
D

s
o
l
u
t
i
o
n
s

a
n
d

i
s

a

m
a
j
o
r

c
o
m
p
o
n
e
n
t

o
f

t
h
e

A
s
i
a
n

t
i
r
e

m
a
n
u
f
a
c
t
u
r
i
n
g

m
a
r
k
e
t
..
"


A
d
v
a
n
c
e
d

I
D

h
a
s

d
e
v
e
l
o
p
e
d

t
h
e

m
o
s
t

a
d
v
a
n
c
e
d

R
F
I
D

U
H
F

t
i
r
e

t
a
g
s

a
n
d

a
c
c
o
m
p
a
n
y
i
n
g

r
e
a
d
e
r

p
l
a
t
f
o
r
m
,

w
h
i
c
h

i
s

g
a
i
n
i
n
g

a
c
c
e
p
t
a
n
c
e

a
n
d

i
m
p
l
e
m
e
n
t
a
t
i
o
n

a
m
o
n
g

t
i
r
e

m
a
n
u
f
a
c
t
u
r
e
r
s
,

i
n
d
u
s
t
r
y

s
u
p
p
l
y

c
h
a
i
n

c
o
n
s
t
i
t
u
e
n
t
s

a
n
d

s
a
f
e
t
y

a
d
v
o
c
a
t
e
s
..


T
h
e

c
o
m
p
a
n
y

o
f
f
e
r
s

a

s
t
a
t
e
-
o
f
-
t
h
e
-
a
r
t

R
F
I
D

s
o
l
u
t
i
o
n

t
o

t
r
a
c
k

a
n
d

i
d
e
n
t
i
f
y

t
i
r
e
s
..

T
h
i
s

i
s

o
f

v
i
t
a
l

i
m
p
o
r
t
a
n
c
e

t
o

t
i
r
e

o
w
n
e
r
s

a
n
d

f
l
e
e
t

m
a
n
a
g
e
r
s

a
s

t
h
e
f
t

o
f

b
u
s
,

t
r
u
c
k

a
n
d

o
f
f
-
t
h
e
-
r
o
a
d
/
e
a
r
t
h

m
o
v
e
r

t
i
r
e
s

i
s

c
o
m
m
o
n

i
n

m
a
n
y

m
a
r
k
e
t
s

a
r
o
u
n
d

t
h
e

w
o
r
l
d
..


T
r
a
c
k
i
n
g

o
f

t
i
r
e
s

a
l
s
o

e
n
a
b
l
e
s

t
h
e

d
o
c
u
m
e
n
t
a
t
i
o
n

o
f

t
h
e

e
n
t
i
r
e

l
i
f
e

o
f

t
h
e

t
i
r
e

-

f
r
o
m

p
o
i
n
t

o
f

o
r
i
g
i
n

t
h
r
o
u
g
h

r
e
t
r
e
a
d
i
n
g

a
n
d

s
e
r
v
i
c
e

r
e
p
a
i
r
s
..

Q
i
n
g
d
a
o

M
e
s
n
a
c

C
o
..
,

L
t
d
..

(
w
w
w
..
m
e
s
n
a
c
..
c
o
m
)
,

e
s
t
a
b
l
i
s
h
e
d

i
n

2
0
0
0
,

i
s

f
o
c
u
s
e
d

o
n

t
h
e

r
u
b
b
e
r

t
i
r
e

t
r
a
d
e
,

w
i
t
h

a
n

e
m
p
h
a
s
i
s

o
n

i
n
f
o
r
m
a
t
i
o
n

t
e
c
h
n
o
l
o
g
y

a
t

t
h
e

c
o
r
e

o
f

i
t
s

f
a
m
i
l
y

o
f

p
r
o
d
u
c
t
s
..

M
e
s
n
a
c
'
s

t
i
r
e

m
a
n
u
f
a
c
t
u
r
i
n
g

d
i
v
i
s
i
o
n
,

S
a
i
L
u
n

C
o
..
,

L
t
d
..
,

w
a
s

e
s
t
a
b
l
i
s
h
e
d

i
n

2
0
0
2

w
i
t
h

f
u
n
d
i
n
g

f
r
o
m

t
h
e

C
h
i
n
e
s
e

G
o
v
e
r
n
m
e
n
t
a
l

A
d
m
i
n
i
s
t
r
a
t
i
o
n

o
f

C
o
l
l
e
g
e

a
n
d

U
n
i
v
e
r
s
i
t
i
e
s

a
n
d

f
u
r
t
h
e
r

i
n
v
e
s
t
m
e
n
t

f
r
o
m

s
e
v
e
r
a
l

w
e
l
l

k
n
o
w
n

r
e
g
i
o
n
a
l

i
n
d
u
s
t
r
i
a
l

e
n
t
e
r
p
r
i
s
e
s
..

L
o
c
a
t
e
d

o
n

4
,
3
0
0
,
0
0
0

s
q
u
a
r
e

f
e
e
t

w
i
t
h
i
n

t
h
e

N
a
t
i
o
n
a
l

E
c
o
n
o
m
i
c

a
n
d

T
e
c
h
n
o
l
o
g
i
c
a
l

D
e
v
e
l
o
p
m
e
n
t

Z
o
n
e

i
n

Q
i
n
g
d
a
o
,

S
a
i
L
u
n

i
s

c
r
e
d
i
t
e
d

a
s

t
h
e

f
i
r
s
t

t
i
r
e

m
a
n
u
f
a
c
t
u
r
e
r

t
o

i
n
t
e
g
r
a
t
e

p
r
o
d
u
c
t
i
o
n
,

r
e
s
e
a
r
c
h

a
n
d

d
e
m
o
n
s
t
r
a
t
i
o
n

t
e
c
h
n
i
q
u
e
s

w
h
i
l
e

d
e
v
e
l
o
p
i
n
g

n
e
w

p
r
o
d
u
c
t
s

t
o

m
e
e
t

t
h
e

n
e
e
d
s

o
f

t
h
e

m
o
d
e
r
n

d
a
y

t
r
a
n
s
p
o
r
t
a
t
i
o
n

i
n
d
u
s
t
r
y
..


W
i
t
h

a

f
o
r
m
i
d
a
b
l
e

p
r
e
s
e
n
c
e

i
n

i
t
s

h
o
m
e

m
a
r
k
e
t

o
f

C
h
i
n
a
,

t
h
e

c
o
m
p
a
n
y

h
a
s

d
i
s
t
r
i
b
u
t
i
o
n

c
h
a
n
n
e
l
s

t
h
a
t

r
e
a
c
h

t
h
e

U
n
i
t
e
d

S
t
a
t
e
s
,

C
a
n
a
d
a
,

A
u
s
t
r
a
l
i
a
,

A
r
g
e
n
t
i
n
a
,

P
e
r
u
,

E
n
g
l
a
n
d

a
n
d

G
e
r
m
a
n
y
..


M
e
s
n
a
c

a
n
d

S
a
i
L
u
n

b
o
a
s
t

s
p
e
c
i
a
l
i
z
e
d

r
e
s
e
a
r
c
h

i
n
s
t
i
t
u
t
e
s

f
o
c
u
s
i
n
g

o
n

t
i
r
e

c
o
n
s
t
r
u
c
t
i
o
n
,

t
i
r
e

t
e
s
t
i
n
g

a
n
d

i
n
f
o
r
m
a
t
i
o
n

t
e
c
h
n
o
l
o
g
y
,

w
h
i
c
h

i
s

a

p
r
i
m
a
r
y

d
r
i
v
e
r

f
o
r

t
h
e

c
o
l
l
a
b
o
r
a
t
i
o
n

w
i
t
h

A
d
v
a
n
c
e
d

I
D
..



I
n

f
u
r
t
h
e
r
a
n
c
e

o
f

i
t
s

m
i
s
s
i
o
n

t
o

u
t
i
l
i
z
e

t
h
e

m
o
s
t

a
d
v
a
n
c
e
d

t
e
c
h
n
o
l
o
g
i
e
s
,

t
h
e

C
h
i
n
e
s
e

m
a
n
u
f
a
c
t
u
r
e
r

h
a
s

e
s
t
a
b
l
i
s
h
e
d

l
o
n
g
-
t
e
r
m

c
o
o
p
e
r
a
t
i
o
n

a
g
r
e
e
m
e
n
t
s

i
n

s
c
i
e
n
t
i
f
i
c

r
e
s
e
a
r
c
h

w
i
t
h

c
o
l
l
e
g
e
s

a
n
d

i
n
s
t
i
t
u
t
e
s

s
u
c
h

a
s

t
h
e

N
a
t
i
o
n
a
l

U
n
i
v
e
r
s
i
t
y

o
f

D
e
f
e
n
s
e

T
e
c
h
n
o
l
o
g
y

a
n
d

Q
i
n
g
d
a
o

U
n
i
v
e
r
s
i
t
y

o
f

S
c
i
e
n
c
e

a
n
d

T
e
c
h
n
o
l
o
g
y
..

C
o
m
p
a
n
i
e
s

t
o

M
a
r
k
e
t

T
i
r
e
s

a
t

M
a
j
o
r

I
n
d
u
s
t
r
y

E
v
e
n
t

i
n

C
h
i
n
a

T
o

c
o
m
m
e
n
c
e

a
n

i
n
t
e
r
n
a
t
i
o
n
a
l

m
a
r
k
e
t
i
n
g

p
r
o
g
r
a
m

f
o
r

t
h
e

n
e
w

l
i
n
e

o
f

R
F
I
D

t
a
g
g
e
d

c
o
m
m
e
r
c
i
a
l

t
i
r
e
s
,

A
d
v
a
n
c
e
d

I
D

a
n
d

M
e
s
n
a
c
/
S
a
i
L
u
n

w
i
l
l

j
o
i
n
t
l
y

s
h
o
w
c
a
s
e

"
T
a
g
s

i
n

T
i
r
e
s
"

a
t

t
h
e

f
i
f
t
h

a
n
n
u
a
l

C
h
i
n
a

I
n
t
e
r
n
a
t
i
o
n
a
l

R
u
b
b
e
r

&

T
y
r
e

I
n
d
u
s
t
r
y

E
x
h
i
b
i
t
i
o
n

(
R
T
F
2
0
0
8
)

i
n

Q
i
n
g
d
a
o

o
f

t
h
e

P
e
o
p
l
e
'
s

R
e
p
u
b
l
i
c

o
f

C
h
i
n
a
,

t
o

b
e

e
x
h
i
b
i
t
e
d

A
p
r
i
l

1
-
3
,

2
0
0
8
..

T
i
r
e
s

w
i
t
h

A
d
v
a
n
c
e
d

I
D
'
s

R
F
I
D

t
i
r
e

t
a
g
s

e
m
b
e
d
d
e
d

i
n

t
h
e
m

w
i
l
l

b
e

o
n

d
i
s
p
l
a
y
,

a
n
d

A
d
v
a
n
c
e
d

I
D

r
e
p
r
e
s
e
n
t
a
t
i
v
e
s

w
i
l
l

j
o
i
n

M
e
s
n
a
c
/
S
a
i
L
u
n

i
n

e
x
h
i
b
i
t
i
o
n

a
n
d

d
e
m
o
n
s
t
r
a
t
i
o
n

a
c
t
i
v
i
t
i
e
s
..

T
h
e

t
i
r
e

t
a
g

s
o
l
u
t
i
o
n

f
r
o
m

A
d
v
a
n
c
e
d

I
D

i
s

b
a
s
e
d

o
n

p
r
o
p
r
i
e
t
a
r
y

R
F
I
D

t
a
g

r
e
a
d
e
r
s

d
e
v
e
l
o
p
e
d

b
y

t
h
e

C
o
m
p
a
n
y

a
n
d

R
F
I
D

t
a
g

t
e
c
h
n
o
l
o
g
y

o
b
t
a
i
n
e
d

t
h
r
o
u
g
h

a

l
i
c
e
n
s
i
n
g

a
g
r
e
e
m
e
n
t

w
i
t
h

M
i
c
h
e
l
i
n

f
o
r

i
t
s

9
1
5

M
H
z

t
i
r
e

t
a
g

f
o
r

t
h
e

t
r
a
n
s
p
o
r
t
a
t
i
o
n

i
n
d
u
s
t
r
y
..

A
d
v
a
n
c
e
d

I
D

p
r
o
v
i
d
e
s

b
o
t
h

t
h
e

t
i
r
e

t
a
g

t
h
a
t

i
s

e
m
b
e
d
d
e
d

i
n

t
h
e

t
i
r
e

d
u
r
i
n
g

t
h
e

t
i
r
e

c
u
r
i
n
g

(
m
a
n
u
f
a
c
t
u
r
i
n
g
)

p
r
o
c
e
s
s

a
n
d

a
l
s
o

t
h
e

t
i
r
e

p
a
t
c
h
,

w
h
i
c
h

i
s

c
o
l
d

v
u
l
c
a
n
i
z
e
d

o
n

t
h
e

t
i
r
e

a
f
t
e
r

m
a
n
u
f
a
c
t
u
r
e

o
r

f
o
r

r
e
p
l
a
c
e
m
e
n
t

t
i
r
e
s

a
l
r
e
a
d
y

i
n

t
h
e

f
i
e
l
d
..

B
o
t
h

a
p
p
l
i
c
a
t
i
o
n
s

p
r
o
v
i
d
e

a

l
i
f
e
-
o
f
-
t
i
r
e
,

u
n
i
q
u
e

I
D

f
o
r

t
h
e

t
i
r
e

w
h
i
c
h

c
a
n

b
e

u
s
e
d

f
o
r

i
n
v
e
n
t
o
r
y

p
u
r
p
o
s
e
s
,

t
i
r
e

m
a
i
n
t
e
n
a
n
c
e

w
i
t
h

t
h
e

C
o
m
p
a
n
y
'
s

P
n
e
u
-
L
o
g
i
c

t
i
r
e

i
n
s
p
e
c
t
i
o
n

t
o
o
l
s

d
i
v
i
s
i
o
n
,

t
h
e
f
t

p
r
e
v
e
n
t
i
o
n
,

a
n
d

a
s

a

r
e
s
o
u
r
c
e

i
n

t
i
r
e

r
e
c
a
l
l

s
i
t
u
a
t
i
o
n
s
..

A
b
o
u
t

A
d
v
a
n
c
e
d

I
D

C
o
r
p
o
r
a
t
i
o
n
:

A
d
v
a
n
c
e
d

I
D

C
o
r
p
o
r
a
t
i
o
n

(
O
T
C
B
B
:

A
I
D
O
)

i
s

a

c
o
m
p
l
e
t
e

s
o
l
u
t
i
o
n
s

p
r
o
v
i
d
e
r

i
n

t
h
e

R
F
I
D

m
a
r
k
e
t

w
i
t
h

a

f
o
c
u
s

o
n

t
h
e

t
i
r
e

m
a
n
a
g
e
m
e
n
t

i
n
d
u
s
t
r
y
..

T
h
e

c
o
m
p
a
n
y

i
s

a
l
s
o

a

m
a
j
o
r

f
a
c
t
o
r

i
n

t
h
e

t
i
r
e

i
n
s
p
e
c
t
i
o
n

b
u
s
i
n
e
s
s

t
h
r
o
u
g
h

i
t
s

U
K

b
a
s
e
d

P
n
e
u
-
L
o
g
i
c

s
u
b
s
i
d
i
a
r
y
..

T
h
e

C
o
m
p
a
n
y

i
s

a
c
t
i
v
e

i
n

t
h
e

p
e
t

r
e
c
o
v
e
r
y

b
u
s
i
n
e
s
s

t
h
r
o
u
g
h

i
t
s

A
V
I
D

C
a
n
a
d
a

s
u
b
s
i
d
i
a
r
y

i
n

C
a
l
g
a
r
y
,

A
l
b
e
r
t
a
,

a
n
d

h
a
s

d
e
v
e
l
o
p
e
d

a

U
H
F

R
F
I
D

r
e
a
d
e
r

p
r
o
d
u
c
t

l
i
n
e

t
h
r
o
u
g
h

i
t
s

A
d
v
a
n
c
e
d

I
D

A
s
i
a

E
n
g
i
n
e
e
r
i
n
g

t
e
c
h
n
i
c
a
l

s
u
p
p
o
r
t

a
n
d

b
u
s
i
n
e
s
s

d
e
v
e
l
o
p
m
e
n
t

p
a
r
t
n
e
r

i
n

C
h
i
a
n
g

M
a
i
,

T
h
a
i
l
a
n
d
..


S
a
f
e

H
a
r
b
o
r

S
t
a
t
e
m
e
n
t
:

S
t
a
t
e
m
e
n
t
s

i
n

t
h
i
s

p
r
e
s
s

r
e
l
e
a
s
e

o
t
h
e
r

t
h
a
n

s
t
a
t
e
m
e
n
t
s

o
f

h
i
s
t
o
r
i
c
a
l

f
a
c
t
,

i
n
c
l
u
d
i
n
g

s
t
a
t
e
m
e
n
t
s

r
e
g
a
r
d
i
n
g

t
h
e

c
o
m
p
a
n
y
'
s

p
l
a
n
s
,

b
e
l
i
e
f
s

a
n
d

e
s
t
i
m
a
t
e

a
s

t
o

p
r
o
j
e
c
t
i
o
n
s

a
r
e

"
f
o
r
w
a
r
d
-
l
o
o
k
i
n
g

s
t
a
t
e
m
e
n
t
s
"
..

S
u
c
h

s
t
a
t
e
m
e
n
t
s

a
r
e

s
u
b
j
e
c
t

t
o

c
e
r
t
a
i
n

r
i
s
k
s

a
n
d

u
n
c
e
r
t
a
i
n
t
i
e
s
,

i
n
c
l
u
d
i
n
g

f
a
c
t
o
r
s

l
i
s
t
e
d

f
r
o
m

t
i
m
e

t
o

t
i
m
e

i
n

t
h
e

c
o
m
p
a
n
y
'
s

S
E
C

f
i
l
i
n
g
s
,

a
n
d

a
c
t
u
a
l

r
e
s
u
l
t
s

c
o
u
l
d

d
i
f
f
e
r

m
a
t
e
r
i
a
l
l
y

f
r
o
m

e
x
p
e
c
t
e
d

r
e
s
u
l
t
s
..

T
h
e
s
e

f
o
r
w
a
r
d
-
l
o
o
k
i
n
g

s
t
a
t
e
m
e
n
t
s

r
e
p
r
e
s
e
n
t

t
h
e

c
o
m
p
a
n
y
'
s

j
u
d
g
m
e
n
t

a
s

o
f

t
h
e

d
a
t
e

o
f

t
h
i
s

r
e
l
e
a
s
e
..

A
d
v
a
n
c
e
d

I
D

C
o
r
p
o
r
a
t
i
o
n

d
o
e
s

n
o
t

u
n
d
e
r
t
a
k
e

t
o

u
p
d
a
t
e
,

r
e
v
i
s
e

o
r

c
o
r
r
e
c
t

a
n
y

f
o
r
w
a
r
d
-
l
o
o
k
i
n
g

s
t
a
t
e
m
e
n
t
s
..


F
o
r

f
u
r
t
h
e
r

i
n
f
o
r
m
a
t
i
o
n

v
i
s
i
t

A
d
v
a
n
c
e
d

I
D

C
o
r
p
o
r
a
t
i
o
n

a
t

w
w
w
..
a
d
v
a
n
c
e
d
i
d
c
o
r
p
..
c
o
m


C
o
n
t
a
c
t
:
A
d
v
a
n
c
e
d

I
D
D
a
n

F
i
n
c
h
,

2
1
4
-
7
5
5
-
0
9
3
2
P
r
e
s
i
d
e
n
t
d
a
n
f
@
a
d
v
a
n
c
e
d
i
d
c
o
r
p
..
c
o
m

o
r
I
n
v
e
s
t
o
r
s
:
D
a
r
r
o
w

A
s
s
o
c
i
a
t
e
s
J
o
r
d
a
n

D
a
r
r
o
w
,

6
3
1
-
3
6
7
-
1
8
6
6
j
d
a
r
r
o
w
@
d
a
r
r
o
w
i
r
..
c
o
m